UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	11/30/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Equity Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Equity Income Fund

SEMI-ANNUAL REPORT November 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2022, through November 30, 2022, as provided by portfolio manager Peter D. Goslin, CFA of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended November 30, 2022, the BNY Mellon Equity Income Fund’s (the “fund”) Class A shares produced a total return of −.80%, Class C shares returned −1.14%, Class I shares returned −.67% and Class Y shares returned −.62%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), provided a total return of −.39% for the same period.2

U.S. stocks lost ground during the reporting period under pressure from increasing inflation and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed the Index, due primarily to disappointing stock selection in the consumer staples and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund invests primarily in dividend-paying equity securities.

When selecting securities, we choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management, and we may invest in stocks with either value or growth characteristics. In selecting securities, we use a proprietary stock selection model to identify and rank stocks within an industry or sector, based on their value, growth and financial profiles.

Based on the fundamental analysis, we select the most attractive of the higher-ranked securities and manage risk by diversifying across companies and industries.

Inflation-Driven Rate Increases Pressure Markets

Concerns regarding a shift in global monetary policy continued to weigh on U.S. equities at the start of the reporting period, with stretched valuations a cause for concern in the face of hawkish policy moves from the U.S. Federal Reserve (the “Fed”). The ongoing war in Ukraine exerted upward pressure on commodity prices while adding a further note of uncertainty to markets. Renewed COVID-19-related lockdowns in China also weighed on investor sentiment, given the negative implications for economic growth and supply chains. The risk of recession loomed toward the end of June 2022 amid a more aggressive, global tightening cycle led by the Fed in response to rising inflation. However, stock markets started the third quarter of the year on a firmer footing, bolstered, in part, by a quarterly corporate reporting season that proved better than feared. A less hawkish tone from the Fed during the announcement of a .75% increase in U.S. interest rates in July generated additional positive momentum. However, Fed Chair Powell’s subsequent speech at the Jackson Hole Economic Symposium, just a month later, disabused investors of any nascent hopes that a dovish policy pivot might materialize in the near future. Somewhat higher-than-expected U.S. consumer price inflation numbers in September underscored the argument in favor of maintaining tight U.S. monetary conditions. These factors inevitably placed downward pressure on risk assets, exacerbated by Russia’s actions to cut flows of natural gas to Europe ahead of winter, and by the turmoil in the gilt market following the UK government’s ill-fated ‘mini-budget’ in late September. U.S. equities moved higher in October and November as investors considered mixed corporate earnings amid signs of persistent inflationary pressures. Although some less hawkish headlines regarding the Fed’s planned interest-rate increases bolstered markets, the risk of recession remained a real concern.

For the reporting period as a whole, markets tended to reward stocks exhibiting value, momentum and lower-volatility characteristics, while growth-oriented shares remained generally out of favor. Value outperformed growth during five of the period’s six months, with July proving the exception. High-dividend-paying stocks generally outperformed their low-dividend-paying counterparts.

The Fund’s Value and Dividend Tilt Enhances Returns

The fund’s returns relative to the Index were mixed, with periods of underperformance alternating with periods of outperformance. Relative results were bolstered by the fund’s emphasis on high-dividend-paying stocks, many of which can be characterized as value stocks. However, relative performance suffered due to weak stock selection in the consumer staples and information technology sectors. The fund’s single most notably underperforming holding was computer disk storage maker Seagate Technology Holdings, which lost ground as PC and cloud-computing companies pared back purchases of hardware disk drives amid oversupply. We believe that Seagate’s long-term outlook remains positive despite the downturn. Significant consumer staples detractors included tobacco companies Altria Group and Philip Morris International, and soft drink company PepsiCo. Notable detractors in other sectors included telecommunications company Verizon Communications, regional bank Comerica and specialty chemical company LyondellBasell Industries.

On the positive side, strong stock selection in the health care and energy sectors bolstered the fund’s relative performance. In health care, the fund’s position in research-based pharmaceutical company Gilead Sciences led returns. Gilead discovers, develops and commercializes therapeutics to advance the care of patients suffering with life-threatening illnesses. In October 2022, Gilead shares rose sharply when the company received FDA approval for Vemlidy, a treatment for chronic hepatitis B virus infections in children. In energy, the fund’s top performer was Constellation Energy, a generator and distributor of nuclear, wind, hydroelectric and solar power. Shares benefited from high energy prices and the company’s emphasis on clean energy solutions. Other notably strong-performing holdings included insurer MetLife, pharmaceutical company Merck & Co. and precious and industrial metals mining firm Freeport-McMoRan.

Remaining Focused on Valuation, Fundamentals and Risk Control

As of November 30, 2022, the fund continues to own a broad set of securities that exhibit both attractive valuations and improving fundamentals. At the same time, the portfolio remains risk controlled from the perspective of sector and market-cap exposure relative to the Index. The fund also remains risk controlled with respect to key, growth-oriented Index constituents Meta Platforms, Amazon.com, Apple, Netflix, Microsoft and Alphabet, despite the fact they may not meet all the criteria of our stock selection model, such as paying dividends. We believe inclusion of these securities in the fund benefits investors by reducing volatility relative to the Index, giving the fund a potential edge over other income-oriented

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

funds, which may not hold these positions. At the same time, the fund’s dividend yield remains competitive with other funds in our Lipper category.

Our systematic approach to evaluating securities and building the portfolio has allowed us to create an investment process that participates in rising equity markets and helps protect capital during times of stress in the marketplace. Accordingly, we believe the fund is well positioned to benefit from prevailing market conditions, which are being shaped by the Fed’s efforts to control inflation amid volatile macroeconomic and geopolitical forces. As of the end of the reporting period, the fund held slightly overweight exposure to the energy, materials and communication services sectors, and slightly underweight exposure to information technology and consumer discretionary.

December 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 30, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Equity Income Fund from June 1, 2022 to November 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.14	$8.87	$3.90	$3.75
Ending value (after expenses)	$992.00	$988.60	$993.30	$993.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.22	$9.00	$3.95	$3.80
Ending value (after expenses)	$1,019.90	$1,016.14	$1,021.16	$1,021.31
†

Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.8%
Automobiles & Components - .2%
Ford Motor Co.	140,632		1,954,785
Banks - 6.6%
Bank of America Corp.	340,768		12,898,069
Bank OZK	54,824		2,530,128
Comerica Inc.	166,940		11,976,276
Fifth Third Bancorp	60,194		2,188,654
JPMorgan Chase & Co.	128,310		17,729,876
KeyCorp	363,672		6,840,670
New York Community Bancorp Inc.	40,638		379,965
Regions Financial Corp.	252,161		5,852,657
Zions Bancorp NA	39,703		2,057,409
			62,453,704
Capital Goods - 6.3%
3M Co.	72,015		9,071,730
Caterpillar Inc.	18,964		4,483,279
Cummins Inc.	14,483		3,637,550
Emerson Electric Co.	67,681		6,481,809
Fastenal Co.	42,707		2,199,838
General Dynamics Corp.	33,915		8,559,807
Johnson Controls International PLC	122,407		8,132,721
Lockheed Martin Corp.	35,465		17,207,263
			59,773,997
Consumer Durables & Apparel - 1.8%
Carter's Inc.	33,940		2,478,978
Hasbro Inc.	54,530		3,425,575
Leggett & Platt Inc.	130,979		4,664,162
Ralph Lauren Corp.	19,851	[a]	2,245,545
VF Corp.	118,537		3,890,384
			16,704,644
Consumer Services - 2.2%
Darden Restaurants Inc.	60,784		8,934,640
H&R Block Inc.	59,849	[a]	2,616,000
McDonald's Corp.	26,500		7,228,935
The Wendy's Company	110,537		2,493,715
			21,273,290
Diversified Financials - 2.7%
Morgan Stanley	140,583		13,084,060
Synchrony Financial	195		7,328
T. Rowe Price Group Inc.	6,846	[a]	855,134
The Goldman Sachs Group Inc.	29,801		11,507,656
			25,454,178

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Energy - 8.6%
Antero Midstream Corp.	75,807		858,893
Chevron Corp.	4,926		902,985
Devon Energy Corp.	271,825		18,625,449
EOG Resources Inc.	30,056		4,265,848
Exxon Mobil Corp.	158,276		17,622,450
Kinder Morgan Inc.	80,390		1,537,057
Marathon Petroleum Corp.	25,515		3,107,982
The Williams Companies	446,820		15,504,654
Valero Energy Corp.	145,213		19,403,361
			81,828,679
Food & Staples Retailing - .2%
Sysco Corp.	26,993		2,335,164
Food, Beverage & Tobacco - 8.9%
Altria Group Inc.	550,283		25,632,182
PepsiCo Inc.	40,342		7,483,844
Philip Morris International Inc.	304,061		30,305,760
The Coca-Cola Company	325,350		20,695,513
			84,117,299
Insurance - 3.0%
MetLife Inc.	338,207		25,940,477
Prudential Financial Inc.	20,545		2,219,476
			28,159,953
Materials - 5.0%
Dow Inc.	107,087		5,458,224
Eastman Chemical Co.	9,851		853,294
Freeport-McMoRan Inc.	471,450		18,763,710
International Paper Co.	36,796		1,365,868
LyondellBasell Industries NV, Cl. A	201,811		17,155,953
Sylvamo Corp.	3,213		173,791
The Chemours Company	103,739		3,221,096
			46,991,936
Media & Entertainment - 5.1%
Alphabet Inc., Cl. A	148,612	[b]	15,008,326
Alphabet Inc., Cl. C	139,894	[b]	14,192,246
Meta Platforms Inc., Cl. A	28,618	[b]	3,379,786
Netflix Inc.	10,935	[b]	3,340,971
The Interpublic Group of Companies	372,194		12,788,586
			48,709,915
Pharmaceuticals Biotechnology & Life Sciences - 12.1%
AbbVie Inc.	197,358		31,810,162
Amgen Inc.	9,704		2,779,226
Bristol-Myers Squibb Co.	316,435		25,403,402
Gilead Sciences Inc.	194,127		17,050,174

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 12.1% (continued)
Johnson & Johnson	13,940		2,481,320
Merck & Co.	234,627		25,837,125
Pfizer Inc.	184,184		9,233,144
			114,594,553
Real Estate - 1.3%
Apartment Income REIT Corp.	15,467	[c]	588,519
Brandywine Realty Trust	32,854	[c]	227,021
Iron Mountain Inc.	101,078	[c]	5,491,568
Medical Properties Trust Inc.	143,784	[a,c]	1,886,446
Omega Healthcare Investors Inc.	83,789	[a,c]	2,537,131
Spirit Realty Capital Inc.	42,362	[c]	1,754,634
			12,485,319
Retailing - 3.0%
Advance Auto Parts Inc.	20,639		3,116,283
Amazon.com Inc.	221,761	[b]	21,408,807
Best Buy Co.	15,663		1,336,054
Lowe's Cos.	11,527		2,450,064
			28,311,208
Semiconductors & Semiconductor Equipment - 7.9%
Applied Materials Inc.	25,984		2,847,846
Broadcom Inc.	63,328		34,895,628
Microchip Technology Inc.	83,937		6,646,971
NVIDIA Corp.	74,331		12,579,035
Qualcomm Inc.	139,795		17,682,670
			74,652,150
Software & Services - 5.8%
Microsoft Corp.	214,849		54,816,574
Paychex Inc.	5,073		629,204
			55,445,778
Technology Hardware & Equipment - 9.0%
Apple Inc.	396,312		58,666,065
Cisco Systems Inc.	102,950		5,118,674
Hewlett Packard Enterprise Co.	613,329		10,291,661
NetApp Inc.	28,372		1,918,231
Seagate Technology Holdings PLC	170,798		9,047,170
			85,041,801
Telecommunication Services - 4.4%
AT&T Inc.	770,618		14,857,515
Lumen Technologies Inc.	84,280		461,012
Verizon Communications Inc.	670,021		26,117,419
			41,435,946

Description		Shares		Value ($)
Common Stocks - 99.8% (continued)
Transportation - 2.1%
United Parcel Service Inc., Cl. B		104,841		19,891,483
Utilities - 3.6%
American Electric Power Co.		25,959		2,512,830
Constellation Energy Corp.		132,937		12,777,904
DTE Energy Co.		5,221		605,688
Duke Energy Corp.		21,526		2,151,093
Exelon Corp.		179,793		7,438,036
OGE Energy Corp.		95,873		3,879,022
The Southern Company		70,045		4,737,844
				34,102,417
Total Common Stocks (cost $678,370,842)				945,718,199
	1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,212,827)	3.94	1,212,827	[d]	1,212,827
Total Investments (cost $679,583,669)		99.9%		946,931,026
Cash and Receivables (Net)		.1%		918,816
Net Assets		100.0%		947,849,842

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At November 30, 2022, the value of the fund’s securities on loan was $8,109,079 and the value of the collateral was $8,165,273, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	22.7
Financials	12.3
Health Care	12.1
Communication Services	9.5
Consumer Staples	9.1
Energy	8.6
Industrials	8.4
Consumer Discretionary	7.2
Materials	5.0
Utilities	3.6
Real Estate	1.3
Investment Companies	.1
99.9

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 5/31/2022	Purchases ($)†	Sales ($)	Value ($) 11/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	6,714,792	54,330,760	(59,832,725)	1,212,827	44,608
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	1,082,890	18,137,716	(19,220,606)	-	16,694	††
Total - .1%	7,797,682	72,468,476	(79,053,331)	1,212,827	61,302

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,109,079)—Note 1(b):
Unaffiliated issuers	678,370,842	945,718,199
Affiliated issuers	1,212,827	1,212,827
Dividends and securities lending income receivable		2,376,343
Receivable for shares of Beneficial Interest subscribed		324,416
Prepaid expenses		46,325
		949,678,110
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		673,196
Cash overdraft due to Custodian		29
Payable for shares of Beneficial Interest redeemed		941,922
Trustees’ fees and expenses payable		9,903
Other accrued expenses		203,218
		1,828,268
Net Assets ($)		947,849,842
Composition of Net Assets ($):
Paid-in capital		653,166,485
Total distributable earnings (loss)		294,683,357
Net Assets ($)		947,849,842

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	278,754,944	55,525,513	605,912,901	7,656,484
Shares Outstanding	11,087,013	2,242,562	24,042,558	302,030
Net Asset Value Per Share ($)	25.14	24.76	25.20	25.35

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	15,757,164
Affiliated issuers	44,608
Income from securities lending—Note 1(b)	16,694
Interest	210
Total Income	15,818,676
Expenses:
Management fee—Note 3(a)	3,248,643
Shareholder servicing costs—Note 3(c)	698,313
Distribution fees—Note 3(b)	204,103
Trustees’ fees and expenses—Note 3(d)	43,043
Professional fees	41,657
Registration fees	39,860
Prospectus and shareholders’ reports	22,960
Loan commitment fees—Note 2	9,785
Chief Compliance Officer fees—Note 3(c)	7,538
Custodian fees—Note 3(c)	7,529
Interest expense—Note 2	682
Miscellaneous	11,493
Total Expenses	4,335,606
Less—reduction in expenses due to undertaking—Note 3(a)	(100,613)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,657)
Net Expenses	4,232,336
Net Investment Income	11,586,340
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(858,842)
Net change in unrealized appreciation (depreciation) on investments	(23,032,024)
Net Realized and Unrealized Gain (Loss) on Investments	(23,890,866)
Net (Decrease) in Net Assets Resulting from Operations	(12,304,526)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Operations ($):
Net investment income	11,586,340	18,499,320
Net realized gain (loss) on investments	(858,842)	56,877,944
Net change in unrealized appreciation (depreciation) on investments	(23,032,024)	(12,074,901)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,304,526)	63,302,363
Distributions ($):
Distributions to shareholders:
Class A	(2,960,960)	(7,170,953)
Class C	(409,150)	(1,174,640)
Class I	(7,451,238)	(18,103,640)
Class Y	(90,800)	(157,160)
Total Distributions	(10,912,148)	(26,606,393)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,627,704	33,307,022
Class C	1,808,718	5,505,155
Class I	46,613,217	169,892,525
Class Y	1,397,460	3,658,691
Distributions reinvested:
Class A	2,609,013	6,330,736
Class C	302,614	871,346
Class I	6,413,306	15,148,638
Class Y	90,800	157,160
Cost of shares redeemed:
Class A	(18,480,329)	(33,035,547)
Class C	(5,701,716)	(13,428,733)
Class I	(101,362,389)	(169,393,605)
Class Y	(1,240,366)	(1,029,229)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(52,921,968)	17,984,159
Total Increase (Decrease) in Net Assets	(76,138,642)	54,680,129
Net Assets ($):
Beginning of Period	1,023,988,484	969,308,355
End of Period	947,849,842	1,023,988,484

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended November 30, 2022 (Unaudited)	Year Ended May 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	609,046	1,286,914
Shares issued for distributions reinvested	111,350	244,110
Shares redeemed	(785,698)	(1,295,706)
Net Increase (Decrease) in Shares Outstanding	(65,302)	235,318
Class Ca,b
Shares sold	77,478	216,229
Shares issued for distributions reinvested	13,212	33,924
Shares redeemed	(244,663)	(531,335)
Net Increase (Decrease) in Shares Outstanding	(153,973)	(281,182)
Class Ib
Shares sold	1,956,289	6,532,386
Shares issued for distributions reinvested	272,499	583,891
Shares redeemed	(4,277,189)	(6,576,746)
Net Increase (Decrease) in Shares Outstanding	(2,048,401)	539,531
Class Y
Shares sold	57,673	140,342
Shares issued for distributions reinvested	3,838	6,013
Shares redeemed	(52,416)	(39,850)
Net Increase (Decrease) in Shares Outstanding	9,095	106,505

[a]	During the period ended May 31, 2022, 7,851 Class C shares representing $192,605 were automatically converted to 7,736 Class A shares.
[b]

During the period ended November 30, 2022, 4,990 Class A shares representing $122,222 were exchanged for 4,979 Class I shares and 2,609 Class C shares representing $56,730 were exchanged for 2,564 Class I shares. During the period ended May 31, 2022, 95 Class A shares representing $2,441 were exchanged for 95 Class I shares and 4,477 Class C shares representing $111,782 were exchanged for 4,401 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.63	24.63	17.82	18.12	19.62	18.48
Investment Operations:
Net investment income[a]	.28	.44	.46	.50	.48	.47
Net realized and unrealized gain (loss) on investments	(.50)	1.22	6.80	(.29)	(1.11)	2.24
Total from Investment Operations	(.22)	1.66	7.26	.21	(.63)	2.71
Distributions:
Dividends from net investment income	(.27)	(.44)	(.45)	(.51)	(.45)	(.45)
Dividends from net realized gain on investments	-	(.22)	-	-	(.42)	(1.12)
Total Distributions	(.27)	(.66)	(.45)	(.51)	(.87)	(1.57)
Net asset value, end of period	25.14	25.63	24.63	17.82	18.12	19.62
Total Return (%)[b]	(.80)[c]	6.72	41.26	1.06	(3.36)	15.15
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[d]	1.06	1.08	1.14	1.14	1.18
Ratio of net expenses to average net assets	1.03[d]	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets	2.37[d]	1.72	2.17	2.57	2.46	2.47
Portfolio Turnover Rate	11.07[c]	33.14	49.94	51.48	29.56	55.90
Net Assets, end of period ($ x 1,000)	278,755	285,782	268,897	206,842	235,973	201,272

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2022		Year Ended May 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.24	24.27	17.57	17.86	19.36	18.25
Investment Operations:
Net investment income[a]	.19	.25	.30	.35	.32	.32
Net realized and unrealized gain (loss) on investments	(.49)	1.19	6.69	(.27)	(1.09)	2.22
Total from Investment Operations	(.30)	1.44	6.99	.08	(.77)	2.54
Distributions:
Dividends from net investment income	(.18)	(.25)	(.29)	(.37)	(.31)	(.31)
Dividends from net realized gain on investments	-	(.22)	-	-	(.42)	(1.12)
Total Distributions	(.18)	(.47)	(.29)	(.37)	(.73)	(1.43)
Net asset value, end of period	24.76	25.24	24.27	17.57	17.86	19.36
Total Return (%)[b]	(1.14)[c]	5.89	40.17	.36	(4.10)	14.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80[d]	1.80	1.82	1.82	1.83	1.86
Ratio of net expenses to average net assets	1.78[d]	1.78	1.78	1.78	1.78	1.78
Ratio of net investment income to average net assets	1.63[d]	.97	1.44	1.82	1.70	1.71
Portfolio Turnover Rate	11.07[c]	33.14	49.94	51.48	29.56	55.90
Net Assets, end of period ($ x 1,000)	55,526	60,485	64,982	57,967	68,562	30,148

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
November 30, 2022		Year Ended May 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.69	24.69	17.86	18.16	19.66	18.51
Investment Operations:
Net investment income[a]	.31	.51	.51	.55	.52	.51
Net realized and unrealized gain (loss) on investments	(.50)	1.21	6.82	(.29)	(1.10)	2.26
Total from Investment Operations	(.19)	1.72	7.33	.26	(.58)	2.77
Distributions:
Dividends from net investment income	(.30)	(.50)	(.50)	(.56)	(.50)	(.50)
Dividends from net realized gain on investments	-	(.22)	-	-	(.42)	(1.12)
Total Distributions	(.30)	(.72)	(.50)	(.56)	(.92)	(1.62)
Net asset value, end of period	25.20	25.69	24.69	17.86	18.16	19.66
Total Return (%)	(.67)[b]	6.97	41.63	1.32	(3.12)	15.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.81	.82	.83	.85
Ratio of net expenses to average net assets	.78[c]	.78	.78	.78	.78	.78
Ratio of net investment income to average net assets	2.63[c]	1.97	2.43	2.83	2.70	2.69
Portfolio Turnover Rate	11.07[b]	33.14	49.94	51.48	29.56	55.90
Net Assets, end of period ($ x 1,000)	605,913	670,154	630,801	518,436	752,284	226,683

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
November 30, 2022		Year Ended May 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	25.83	24.83	17.96	18.25	19.72	18.55
Investment Operations:
Net investment income[a]	.32	.52	.51	.55	.51	.52
Net realized and unrealized gain (loss) on investments	(.50)	1.21	6.86	(.28)	(1.06)	2.27
Total from Investment Operations	(.18)	1.73	7.37	.27	(.55)	2.79
Distributions:
Dividends from net investment income	(.30)	(.51)	(.50)	(.56)	(.50)	(.50)
Dividends from net realized gain on investments	-	(.22)	-	-	(.42)	(1.12)
Total Distributions	(.30)	(.73)	(.50)	(.56)	(.92)	(1.62)
Net asset value, end of period	25.35	25.83	24.83	17.96	18.25	19.72
Total Return (%)	(.62)[b]	6.97	41.66	1.39	(2.94)	15.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.75	.76	.76	.77	.80
Ratio of net expenses to average net assets	.75[c]	.75	.76	.76	.77	.78
Ratio of net investment income to average net assets	2.64[c]	2.00	2.40	2.85	2.69	2.75
Portfolio Turnover Rate	11.07[b]	33.14	49.94	51.48	29.56	55.90
Net Assets, end of period ($ x 1,000)	7,656	7,567	4,628	2,552	2,629	0[d]

a Based on average shares outstanding

b Not annualized.

c Annualized.

d Amount represents less than $1,000.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Equity Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	945,718,199	-	-	945,718,199
Investment Companies	1,212,827	-	-	1,212,827

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2022, BNY Mellon earned $2,276 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended May 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2022 was as follows: ordinary income $18,165,671 and long-term capital gains $8,440,722. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended November 30, 2022 was approximately $43,169 with a related weighted average annualized interest rate of 3.15%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from June 1, 2022 through September 30, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .78% of the value of the fund’s average daily net assets. On or after September 30, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $100,613 during the period ended November 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .336% of the value of the fund’s average daily net assets.

During the period ended November 30, 2022, the Distributor retained $13,312 from commissions earned on sales of the fund’s Class A shares, $12,781 and 1,339 from CDSC fees on redemptions of the fund’s Class A and C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2022, Class C shares were charged $204,103 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2022, Class A and Class C shares were

NOTES TO FINANCIAL STATEMENTS (continued)

charged $333,726 and $68,034, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2022, the fund was charged $25,720 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,657.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2022, the fund was charged $7,529 pursuant to the custody agreement.

During the period ended November 30, 2022, the fund was charged $7,538 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $552,800, Distribution Plan fees of $33,078, Shareholder Services Plan fees of $66,251, Custodian fees of $7,000, Chief Compliance Officer fees of $2,721 and Transfer Agent fees of $11,346.

(d) Each Board Member also serves as a Board Member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2022, amounted to $102,595,255 and $148,137,042, respectively.

At November 30, 2022, accumulated net unrealized appreciation on investments was $267,347,357, consisting of $291,100,909 gross unrealized appreciation and $23,753,552 gross unrealized depreciation.

At November 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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For More Information

BNY Mellon Equity Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street,
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DQIAX Class C: DQICX Class I: DQIRX Class Y: DQIYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6144SA1122

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: January 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: January 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: January 20, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)